UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 10, 2012

FRANKLIN CREDIT HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-17771	26-3104776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hudson Street Jersey City, New Jersey (Address of Principal Executive Offices)	07302 (Zip Code)

Registrant’s telephone number, including area code:  (201) 604-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03                      Bankruptcy or Receivership.

On August 10, 2012, Franklin Credit Holding Corporation (“Franklin Holding” or the “Registrant”) satisfied all remaining conditions precedent to the effectiveness of its First Amended Prepackaged Plan of Reorganization, dated July 3, 2012, as amended and confirmed by the Confirmation Order entered on July 18, 2012 (in Case No. 12-24411 (DHS), pending in the United Stated Bankruptcy Court for the District of New Jersey) in its Chapter 11 voluntary bankruptcy proceeding (and as amended and confirmed, the “Prepackaged Plan”).  On the Effective Date, the Prepackaged Plan became effective and a Notice of (i) Occurrence of Effective Date of the First Amended Prepackaged Plan of Reorganization of Franklin Holding and (ii) Administrative Claims Bar Date (the “Notice of Effective Date”) was filed with the Bankruptcy Court.  A copy of the Notice of Effective Date is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  The Effective Date of the Prepackaged Plan is August 10, 2012.  Defined terms used herein, but not defined herein, shall have the meanings ascribed to them in the Prepackaged Plan.

Specifically, on August 10, 2012, (i) the Registrant distributed all of the common shares of Franklin Credit Management Corporation (“FCMC”), a nationwide mortgage servicer (which did not and is not planning to file for bankruptcy), held by it to the holders of the common stock of the Registrant as of close of business on the August 2, 2012 record date and (ii) FCMC made a cash payment of $250,000 to the bankruptcy estate of the Registrant, which, along with the promissory note executed by FCMC on August 2, 2012 in the amount of $1,109,000 payable to the bankruptcy estate of the Registrant over a period of five years at an interest rate of 3.25% per annum, shall be used to pay the expenses of the Liquidation Manager, Allowed Administrative Claims to the extent not otherwise paid, the Distributions to Holders of Allowed Claims, and the additional costs of winding down the Debtor and the Estate under the Prepackaged Plan.

    It is not possible to determine the extent of recoveries of creditors of the Registrant as this will continue to be dependent on the completion of the determination of the total claims pool, which has not been completed at this time. Recovery of any claims by creditors against the Estate is highly speculative.

FCMC, as of August 10, 2012, is a company separate and independent of the Registrant.  The common stock of FCMC distributed by the Registrant is in the form of legended securities that may not be offered or sold in the public marketplace until the effectiveness of the Form 10 Registration Statement, which FCMC filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 10, 2012, pursuant to the Securities Exchange Act of 1934, as amended, or pursuant to an exemption from registration requirements of the Securities Act of 1933, as amended.  FCMC anticipates the Form 10 Registration Statement will become effective, subject to the approval, review and comments of the Commission, within sixty to ninety days of filing.

Item 3.03                      Material Modification to Rights of Security Holders

As of August 10, 2012, under the Prepackaged Plan and in accordance with the Bankruptcy Code, all outstanding and issued shares of the Registrant’s common stock and any options, warrants, or rights, contractual or otherwise to acquire any share of common stock of the Registrant are extinguished, cancelled and are no longer of any force or effect.  Therefore, all existing equity interests, including the common stock of the Registrant, are worthless.  On or about August 10, 2012, the Registrant will file a Form 15 with the Commission to terminate the registration of its common stock and suspend its reporting obligations under the Securities and Exchange Act of 1934, as amended.

Item 5.01                      Changes in Control of Registrant

As of the Effective Date, under the Prepackaged Plan, the Liquidation Manager (the undersigned, Kevin P. Gildea) was appointed and succeeded to the Registrant’s authority and power.  Accordingly, under the Prepackaged Plan, the Liquidation Manager is in control of the Registrant.

Item 5.02                      Departure of Directors and Officers

As of the Effective Date, under the Prepackaged Plan, Thomas J. Axon, Michael Bertash, Frank B. Evans, Jr., Steven W. Lefkowitz, and Allan R. Lyons ceased to be directors of the Registrant.  As of the Effective Date, under the Prepackaged Plan, Thomas J. Axon, Paul D. Colasono, Kevin P. Gildea (the undersigned), and Stephen Hague ceased to be officers of the Registrant.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1
Notice of Effective Date of the First Amended Prepackaged Plan of Reorganization of the Registrant, as amended, filed on August 10, 2012 with the United States Bankruptcy Court for the District of New Jersey

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           August 10, 2012

FRANKLIN CREDIT HOLDING CORPORATION

By:	/s/ Kevin P. Gildea
Name:	Kevin P. Gildea
Title:	Liquidation Manager